TrueBlue Inc. 8-K

Exhibit 99.1

TrueBlue to Appoint New Independent Director

Enters into Cooperation Agreement with EHS Investments

TACOMA, Wash., April 13, 2026 -- TrueBlue, Inc. (NYSE: TBI) (“TrueBlue” or the “Company”), a leading provider of specialized workforce solutions, today announced that its Board of Directors (the “Board”) will appoint a new independent director to the Board by no later than September 30, 2026. In accordance with a cooperation agreement (the “Agreement”) TrueBlue has entered into with EHS Investments, the new independent director will be mutually agreed upon by the Company and EHS.

“The Board continues to advance its refreshment efforts and strengthen governance, and we look forward to adding a new independent director in the months ahead in coordination with EHS,” said Jeffrey B. Sakaguchi, Chairman of the Board. “We appreciate our constructive engagement with EHS and will continue to oversee the Company’s strategy with a focus on disciplined execution and long-term value for shareholders.”

"We invested in TrueBlue due to our belief in its long-term strategic value and competitive position, the recovery potential and long-term prospects of the light industrial staffing industry, and the opportunity to drive growth and value creation," said Eric H. Su, founder of EHS Investments. "We have appreciated the engagement with TrueBlue and believe there are meaningful opportunities ahead to create shareholder value." Mr. Su will provide strategic input to the Board pursuant to the terms of the Agreement, and the Board will evaluate and interview candidates recommended by Mr. Su as part of the process for identifying the new independent director.

Pursuant to the Agreement, EHS has withdrawn its previously announced director nominations, agreed to support the Board's full slate of directors at the 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) and agreed to customary standstill, mutual non-disparagement, voting and other provisions. The Company will file the Agreement with the U.S. Securities and Exchange Commission (the "SEC") as an exhibit to a Current Report on Form 8-K.

As previously announced as part of the Company’s ongoing refreshment plans, two TrueBlue directors are expected to step down from the Board at or before the 2026 Annual Meeting. Following the appointment of the new independent director in 2026, the Board will consist of ten directors, nine of whom are independent.

Barclays is acting as financial advisor, and Sidley Austin LLP is serving as legal counsel to TrueBlue. Olshan Frome Wolosky LLP is acting as legal counsel to EHS.

About TrueBlue

TrueBlue (NYSE: TBI) is a leading provider of specialized workforce solutions. As The People Company®, we put people first — advancing our mission to connect people and work while delivering smart, scalable solutions that help businesses grow and communities thrive. Since our founding, TrueBlue has connected more than 10 million people with work and served over 3 million clients across a variety of industries. Powered by proprietary, digitally enabled platforms and decades of expertise, our brands—PeopleReady, PeopleScout, Staff Management | SMX, Centerline, SIMOS, and Healthcare Staffing Professionals—provide a full spectrum of flexible staffing, workforce management, and recruitment solutions that bring precision, speed, and scale to the changing world of work. Learn more at trueblue.com.

Forward Looking Statements

This document contains forward-looking statements relating to our plans and expectations including, without limitation, statements regarding the future performance and operations of our business, expectations regarding stabilization in demand, and expected growth from our digital investments, all of which are subject to risks and uncertainties. Such statements are based on management’s expectations and assumptions as of the date of this release and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) national and global economic conditions, which can be negatively impacted by factors such as rising interest rates, inflation, changes in government policies, political instability, epidemics and global trade uncertainty, (2) factors relating to any unsolicited offer (“Offer”) to purchase the shares of the Company, actions taken by the Company or its shareholders in respect to such an Offer, and the effects of such an Offer, or the completion or failure to complete an Offer on the Company’s business, or other developments involving such an Offer; (3) actions of activist investors including costs and expenses incurred to address activism-related matters and the distraction of management from business operations in responding to those actions, including any proposals or a proxy contest for the election of directors at our annual meeting of shareholders; (4) our ability to maintain profit margins, (5) our ability to attract and retain clients, (6) our ability to access sufficient capital to finance our operations, including our ability to comply with covenants contained in our revolving credit facility, (7) our ability to successfully execute on business strategies and further digitalize our business model, (8) our ability to attract sufficient qualified candidates and employees to meet the needs of our clients, (9) new laws, regulations, and government incentives that could affect our operations or financial results, (10) any reduction or change in tax credits we utilize, including the Work Opportunity Tax Credit, (11) our ability to successfully integrate acquired businesses, and (12) the timing and amount of common stock repurchases, if any, which will be determined at management’s discretion and depend upon several factors, including market and business conditions, the trading price of our common stock and the nature of other investment opportunities. Other information regarding factors that could affect our results is included in our SEC filings, including the Company’s most recent reports on Forms 10-K and 10-Q, copies of which may be obtained by visiting our website at www.trueblue.com under the Investor Relations section or the SEC’s website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other references to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC.

Important Information for Investors and Shareholders

The Company intends to file a proxy statement on Schedule 14A, an accompanying BLUE proxy card, and other relevant documents with the SEC in connection with the solicitation of proxies from the Company’s shareholders for the Company’s 2026 annual meeting of shareholders. THE COMPANY’S SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ THE COMPANY’S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE ACCOMPANYING BLUE PROXY CARD, AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the definitive proxy statement, an accompanying BLUE proxy card, any amendments or supplements to the proxy statement, and other documents that the Company files with the SEC at no charge from the SEC’s website at www.sec.gov. Copies will also be available at no charge by clicking the “All SEC Filings” link in the “Investor Relations” section of the Company’s website at https://investor.trueblue.com/sec-filings/all-sec-filings.

Participants in the Solicitation

The Company, its independent directors and certain of its executive officers are deemed to be “participants” (as defined in Schedule 14A under the Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with matters to be considered at the Company’s 2026 annual meeting of shareholders. Information about the names of the Company’s directors and officers, and certain other individuals and their respective interests in the Company by security holdings or otherwise, and their respective compensation, is set forth in the sections entitled “Director Biographies,” “Compensation of Directors,” “Compensation Discussion and Analysis” and “Security Ownership of Certain Beneficial Owners and Management” of the Company’s Proxy Statement on Schedule 14A in connection with the 2025 annual meeting of shareholders, filed with the SEC on April 4, 2025 (available here) and the Company’s Annual Report on Form 10-K filed with the SEC on February 18, 2026 (available here). Supplemental information regarding the participants’ holdings of the Company’s securities can be found at no charge in SEC filings on Statements of Change in Ownership on Forms 3 and 4 filed with the SEC on February 24, 2026 for Colleen B. Brown (available here), on February 24, 2026 for William C. Goings (available here), on January 16, 2026 for William Greenblatt (available here), on February 5, 2026, February 24, 2026, February 25, 2026 and February 26, 2026 for Garrett R. Ferencz (available here, here, here and here), on February 24, 2026 for Kim Harris Jones (available here), on February 24, 2026 for R. Chris Kreidler (available here), on February 24, 2026 for Sonita Lontoh (available here), on October 6, 2025, October 7, 2025, February 5, 2026, February 24, 2026, February 25, 2026 and February 26, 2026 for Taryn R. Owen (available here, here, here, here, here and here), on February 24, 2026 for Paul G. Reitz (available here), on February 24, 2026 for Jeffrey B. Sakaguchi (available here), on February 24, 2026 for Kristi A. Savacool (available here), on November 4, 2025, February 5, 2026, February 24, 2026, February 24, 2026 and February 25, 2026 for Carl R. Schweihs (available here, here, here, here and here), and on January 15, 2026 and February 24, 2026 for William J. Seward (available here and here).

Such filings are also available on the Company’s website at https://investor.trueblue.com/sec-filings/all-sec-filings. Any subsequent updates following the date hereof to the information regarding the identity of potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC in connection with the 2026 annual meeting of shareholders, if and when they become available. These documents will be available free of charge as described above.

Contacts:

Investor Relations

InvestorRelations@trueblue.com

Media Relations

Collected Strategies

Dan Moore and Jack Kelleher

TBI-CS@collectedstrategies.com